Exhibit 10.7

CB Pharma Acquisition Corp.

24 New England Executive Park, Suite 105

Burlington, Massachusetts 01803

Gentlemen:

CB Pharma Acquisition Corp. (“Company”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”).

The undersigned hereby commits to purchase an aggregate of 265,000 units of the Company (“Insider Units”), each Insider Unit consisting of one ordinary share of the Company, one right to receive one-tenth of one ordinary share of the Company and one warrant to purchase one half of one ordinary share of the Company, for an aggregate purchase price of $2,650,000 (the “Purchase Price”). The undersigned will deliver the Purchase Price to Graubard Miller (“GM”), counsel for the Company, at least twenty-four hours prior to the effective date of the registration statement filed in connection with the IPO (“Registration Statement”).

The consummation of the purchase and issuance of the Insider Units shall occur simultaneously with the consummation of the IPO. Simultaneously with the consummation of the IPO, GM shall deposit the Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Company for the benefit of the Company’s public stockholders as described in the Registration Statement. If the Company does not complete the IPO within six (6) months from the date of this letter (subject to a six (6) month extension at the Company’s option in its sole discretion), the Purchase Price (without interest or deduction) will be returned to the undersigned.

Each of the Company and the undersigned acknowledges and agrees that GM is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Insider Units and GM’s sole obligation under this letter agreement is to act with respect to holding and disbursing the Purchase Price for the Insider Units as described above. GM shall not be liable to the Company or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless GM has acted in a manner constituting gross negligence or willful misconduct. Subject to the last sentence of this paragraph, the Company shall indemnify GM against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this letter agreement except as a result of its gross negligence or willful misconduct. GM may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. Notwithstanding anything to the contrary contained herein, GM agrees that it does not have any right, title, interest or claim of any kind in or to any monies of the Trust Fund (“Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any services provided to the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

The Private Units will be identical to the units to be sold by the Company in the IPO, except that the Company agrees that so long as the Warrants included in the Private Units continue to be held by the undersigned or its permitted transferees, it will not redeem such Warrants, it will permit the undersigned or its permitted transferees to exercise such Warrants on a cashless basis and such Warrants may be exercisable for unregistered ordinary shares even if the prospectus relating to the ordinary shares issuable upon exercise of the Warrants is not current and effective. Additionally, the undersigned agrees:

•	the undersigned agrees to vote the ordinary shares included in the Insider Units in favor of any proposed Business Combination;

•	not to propose, or vote in favor of, an amendment to the Company’s amended and restated memorandum and articles of association with respect to the Company’s pre-Business Combination activities prior to the consummation of such a Business Combination unless the Company provides dissenting public shareholders with the opportunity to convert their public shares in connection with any such vote;

•	not to convert any Ordinary Shares included in the Private Units into the right to receive cash from the Trust Fund in connection with a shareholder vote to approve either a Business Combination or an amendment to the provisions of the Company’s amended and restated memorandum and articles of association relating to shareholders’ rights or pre-business combination activity (or sell any Ordinary Shares included in the Private Units to the Company in a tender offer in connection with a proposed initial Business Combination);

•	the Insider Units and underlying securities will not be transferable (except (i) to the Company’s officers, directors and employees, to the undersigned’s affiliates, or to its members upon its liquidation, (ii) to relatives and trusts for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death, (iv) pursuant to a qualified domestic relations order, (v) by private sales made in connection with the consummation of a Business Combination at prices no greater than the price at which the Insider Units were originally purchased or (vi) to the Company for cancellation in connection with the consummation of a Business Combination, in each case (except for clause vi) where the transferee agrees to the terms of the transfer restrictions and voting requirements set forth in the immediately preceding bullet) until after the completion of a Business Combination;

•	the Insider Units will be subject to customary registration rights, which shall be described in the Registration Statement;

•	the Undersigned will not participate in any liquidation distribution with respect to the Insider Units (and the underlying ordinary shares) (but will participate in liquidation distributions with respect to any units or ordinary shares purchased by the Undersigned in the IPO or in the open market) if the Company fails to consummate a Business Combination; and

•	the Insider Units will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned acknowledges and agrees that it will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned.

The undersigned hereby represents and warrants that, as applicable:

(a)	it has been advised that the Insider Units have not been registered under the Securities Act;

(b)	it is acquiring the Insider Units for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Insider Units in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Company;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes its legal, valid and binding obligation, and is enforceable against it.

This letter agreement constitutes the entire agreement between the undersigned and the Company with respect to the purchase of the Insider Units, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to the same.

Very truly yours,

CORONADO BIOSCIENCES, INC.

BY:
Name:
Title:

Accepted and Agreed:

CB Pharma Acquisition Corp.

By:
Name:
Title:

Graubard Miller
(solely with respect to its obligations to hold
and disburse monies for the Insider Units)

By:
Name: Jeffrey M. Gallant
Title: Partner